Exhibit 10.2

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND SUBMITTED TO THE COMMISSION.

UNCLASSIFIED
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	4
2. AMENDMENT/MODIFICATION NO. P00011		3. EFFECTIVE DATE 10/05/2011	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	HM0210	7. ADMINISTERED BY (If other than item 6)	CODE	62LESSERMM
Nat’l Geospatial-Intelligence Agen. ATTN: ACR/S84-ACR 7500 GEOINT Drive SPRINGFIELD VA 22150			[*]

8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code) GEOEYE IMAGERY COLLECTION SYSTEMS INC 2325 DULLES CORNER BOULEVARD HERNDON VA 201714674			(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

			X	10A. MODIFICATION OF CONTRACT/ORDER NO. HM021010C0003

10B. DATED (SEE ITEM 13)
CODE 1 FND1		FACILITY CODE	08/06/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐			The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers	☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
Not Applicable
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

check one	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

	D.	OTHER (Specify type of modification and authority)
X	Special Contract Requirement H. 24 Exercise of Options
E. IMPORTANT: Contractor ☒ is not. ☐ is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 54-1660268
DUNS Number: 824842249

The purpose of this modification is to Exercise Option 1 Contract Year 2 for contract line items (CLIN) 0101 Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity), 0104 Value-Added Products And Services, 0105 Physical Media Delivery and 0106 System Engineering Services Support.

In accordance with Attachment 1, EnhancedView Imagery Acquisition Statement of Work, Appendix B, Metrics Reporting/Reports and Performance Criteria, $2,719,500 in CLIN 0001 Hold Back penalty funding has been applied against funds due for CLIN 0101. (This amount may further increase if additional Hold Back penalty funding becomes available.)
Continued …

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
[*]
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
[*]
(Signature of person authorized to sign )		(Signature of Contracting Officer)	10/04/2011
NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

UNCLASSIFIED

[*] – Confidential treatment requested by GeoEye, Inc.

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND SUBMITTED TO THE COMMISSION.

UNCLASSIFIED
CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0003/P00011	2	4
NAME OF OFFEROR OR CONTRACTOR GEOEYE IMAGERY COLLECTION SYSTEMS INC
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

These Options are exercised in accordance with the contract terms and conditions as modified by the technical changes previously mutually agreed to by GeoEye and the Government, as well as in accordance with technical change direction previously provided in accordance with FAR 52.243-1, Changes - Fixed-Price (AUG 1987). (These changes will be captured in later contract modifications.)

Accordingly, the contract is modified as follows:

1. Under Section B, Supplies or Services and Prices/Costs, Paragraph B.7 Total Contract Price/Total Contract Funding (change pages 22 and 23 are attached hereto):

a. Under CLIN Series 0100, CLIN 0101, the Unfunded Amount column is decreased by $2,719,500 from $135,864,117 to $133,144,617.  The Maximum Total Price column and the Obligated Amount column are unchanged.  Under the CLIN column, See Note #1 is added

b. Under CLIN Series 0100, Subtotal Contract Year 2, the Unfunded Amount column is decreased by $2,719,500 from [*] to [*]. The Maximum Total Price column and the Obligated Amount column are unchanged.

c. Under Total Contract Value with Options, the Unfunded Amount column is decreased by $2,719,500 from [*] to [*]. The Maximum Total Price column and the Obligated Amount column are unchanged.

d. At the bottom of the B.7 Table, Note # 1 is added as follows:  Note # 1:  In accordance with (IAW) Attachment 1, EnhancedView Imagery Acquisition Statement of Work, Appendix B, Metrics Reporting/Reports and Performance Criteria, $2,719,500 in CLIN 0001 Hold Back penalty funding has been applied against funds due for CLIN 0101.  Accordingly, the CLIN 0101 Obligated Amount column will not exceed $133,144,617.  This amount may further decrease if additional Hold Back penalty funding becomes available.

Continued …
NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110
UNCLASSIFIED

[*] – Confidential treatment requested by GeoEye, Inc.

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND SUBMITTED TO THE COMMISSION.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0003/P00011	3	4
NAME OF OFFEROR OR CONTRACTOR GEOEYE IMAGERY COLLECTION SYSTEMS INC
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Discount Terms:
	Net 30
	Payment:
	DFAS Acct. Mtn. & Control/ JDAC ATTN: DFAS-IN-FI-JAM DEP 3248 8899 E. 56th Street Indianapolis, IN 46249 Customer Service 1-888-332-7366 — FAX 1-866-894-8007
	FOB: Destination

	Change Item 0101 to read as follows (amount shown is the obligated amount):

0101	Commercial Satellite Imagery - Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity).				0.00
	CLIN VALUE$135,864,117.00 Incrementally Funded Amount: $0.00 Product/Service Code: 7640 Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

	Accounting Info:
	TBD
	$135,864,117.00 (Subject to Availability of Funds)
	Period of Performance: 10/05/2011 to 08/31/2012

	Change Item 0104 to read as follows (amount shown is the obligated amount):

0104
Commercial Satellite Imagery - Value-Added Products and Services.
Obligated Amount: $0.00
Award Type: Indefinite-quantity
Min. Qty: N/A | Max. Quantity: N/A
Min. Amt:           $0.00 | Max. Amount:
[*]
Minimum Guaranteed: N

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES
					[*]

	Period of Performance: 10/05/2011 to 08/31/2012

	Change Item 0105 to read as follows (amount shown is the obligated amount):

	Continued ...
NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA

[*] – Confidential treatment requested by GeoEye, Inc.

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND SUBMITTED TO THE COMMISSION.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0003/P00011	4	4
NAME OF OFFEROR OR CONTRACTOR GEOEYE IMAGERY COLLECTION SYSTEMS INC
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
0105	Commercial Satellite Imagery – Physical Media Delivery.				0.00
	Award Type: Time-and-materials CLIN VALUE[*] Incrementally Funded Amount: $0.00 Product/Service Code: 7640 Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

	Accounting Info:
	TBD
	[*] (Subject to Availability of Funds) Period of Performance: 10/05/2011 to 08/31/2012

	Change Item 0106 to read as follows (amount shown is the obligated amount):

0106	Commercial Satellite Imagery - System Engineering Services Support.				0.00
	Award Type: Time-and-materials CLIN VALUE[*] Incrementally Funded Amount: $0.00 Product/Service Code: 7640 Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

	Accounting Info: TBD
	[*] (Subject to Availability of Funds) Period of Performance: 10/05/2011 to 08/31/2012
NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA

[*] – Confidential treatment requested by GeoEye, Inc.

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND SUBMITTED TO THE COMMISSION.

HM0210-10-C-0003-P00011

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
CLIN	Maximum Total Price		Obligated Amount	Unfunded Amount
0101 – See Note #1		$135,864,117.00	$0.00		$133,144,617.00
0102		[*]	$0.00		[*]
0103		$0.00	$0.00		$0.00
0104		[*]	$0.00		[*]
0105		[*]	$0.00		[*]
0106		[*]	$0.00		[*]
Subtotal Contract Year 2		[*]	$0.00		[*]
CLIN Series 0200
0201		$159,000,000.00	$0.00		$159,000,000.00
0202		[*]	$0.00		[*]
0203		$0.00	$0.00		$0.00
0204		[*]	$0.00		[*]
0205		[*]	$0.00		[*]
0206		[*]	$0.00		[*]
Subtotal Contract Year 3		[*]	$0.00		[*]
CLIN Series 0300
0301		$159,000,000.00	$0.00		$159,000,000.00
0302		[*]	$0.00		[*]
0303		$183,600,000.00	$0.00		$183,600,000.00
0304		[*]	$0.00		[*]
0305		[*]	$0.00		[*]
0306		[*]	$0.00		[*]
Subtotal Contract Year 4		[*]	$0.00		[*]
CLIN Series 0400
0401		$159,000,000.00	$0.00		$159,000,000.00
0402		[*]	$0.00		[*]
0403		$183,600,000.00	$0.00		$183,600,000.00
0404		[*]	$0.00		[*]
0405		[*]	$0.00		[*]
0406		[*]	$0.00		[*]
Subtotal Contract Year 5		[*]	$0.00		[*]
CLIN Series 0500
0501		$159,000,000.00	$0.00		$159,000,000.00
0502	$	[*]	$0.00	$	[*]
0503		$183,600,000.00	$0.00		$183,600,000.00
0504		[*]	$0.00		[*]
0505		[*]	$0.00		[*]
0506		[*]	$0.00		[*]
Subtotal Contract Year 6		[*]	$0.00		[*]
CLIN Series 0600
0601		$159,000,000.00	$0.00		$159,000,000.00
0602		[*]	$0.00		[*]
0603		$183,600,000.00	$0.00		$183,600,000.00
0604		[*]	$0.00		[*]
0605		[*]	$0.00		[*]
0606		[*]	$0.00		[*]
Subtotal Contract Year 7		[*]	$0.00		[*]
CLIN Series 0700
0701		$159,000,000.00	$0.00		$159,000,000.00
0702		[*]	$0.00		[*]

Contract Page 22 of 63
UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

[*] – Confidential treatment requested by GeoEye, Inc.

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND SUBMITTED TO THE COMMISSION.

HM0210-10-C-0003-P00011

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
0703	$183,600,000.00	$0.00	$183,600,000.00
0704	[*]	$0.00	[*]
0705	[*]	$0.00	[*]
0706	[*]	$0.00	[*]
Subtotal Contract Year 8	[*]	$0.00	[*]
CLIN Series 0800
0801	$159,000,000.00	$0.00	$159,000,000.00
0802	[*]	$0.00	[*]
0803	$183,600,000.00	$0.00	$183,600,000.00
0804	[*]	$0.00	[*]
0805	[*]	$0.00	[*]
0806	[*]	$0.00	[*]
Subtotal Contract Year 9	[*]	$0.00	[*]
CLIN Series 0900
0901	$159,000,000.00	$0.00	$159,000,000.00
0902	[*]	$0.00	[*]
0903	$183,600,000.00	$0.00	$183,600,000.00
0904	[*]	$0.00	[*]
0905	[*]	$0.00	[*]
0906	[*]	$0.00	[*]
Subtotal Contract Year 10	[*]	$0.00	[*]

Total Contract Value with Options	$3,487,279,566.00	[*]	[*]

Note #1: In accordance with (IAW) Attachment 1, EnhancedView Imagery Acquisition Statement of Work, Appendix B, Metrics Reporting/Reports and Performance Criteria, $2,719,500 in CLIN 0001 Hold Back penalty funding has been applied against funds due for CLIN 0101. Accordingly, the CLIN 0101 Obligated Amount column will not exceed $133,144,617. This amount may further decrease if additional Hold Back penalty funding becomes available.

B.8	(U) CLIN DESCRIPTION

(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that which is necessary or incidental to the satisfactory and timely performance of CLINs 0001 through 0006 (and Option CLINs if exercised) as stated above.

B.9	(U) CONTRACT TYPE

(U) This is a hybrid Firm Fixed Price and Time and Material contract (predominately FFP), with base and option periods as specified in Section/Paragraph F.5.

(U)	OPTION PERIODS

B.10
(U) OPTION CLINs 0101, 0201, 0301, 0401, 0501, 0601, 0701, 0801, AND 0901, – COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)

(U) The scope of this FFP CLIN for the acquisition and delivery of imagery and associated imagery support data under a SLA from the Contractor’s satellite constellation is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options, and Special Contract Requirement H.27, Operating & Ordering Procedures For The Services Level Agreement Under Option CLIN Series 0x01 or Option CLIN Series 0x03. This effort is priced at the amounts set forth below.

Contract Page 23 of 63
UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

[*] – Confidential treatment requested by GeoEye, Inc.